UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2006

Exact Name of Registrant as Specified
in its Charter, State of Incorporation,
Commission	Address of Principal Executive Offices	IRS Employer
File Number	and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Slide Presentation of DTE Energy Company dated February 16, 2006
Supplemental Financial Information Relating to the Earnings Release of DTE Energy Company

Item 7.01. Regulation FD Disclosure.
DTE Energy Company is furnishing the Securities and Exchange Commission (“SEC”) with its slide presentation issued February 16, 2006. A copy of the slide presentation is furnished as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Supplemental financial information relating to the Earnings Release of DTE Energy Company dated February 15, 2006, which is available on the company’s website at www.dteenergy.com/investors, is furnished as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

99.1	Slide Presentation of DTE Energy Company dated February 16, 2006.

99.2	Supplemental Financial Information Relating to the Earnings Release of DTE Energy Company dated February 15, 2006.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in each of DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2004 Form 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: February 16, 2006

DTE ENERGY COMPANY (Registrant)
/s/ Peter Oleksiak
Peter Oleksiak
Controller

THE DETROIT EDISON COMPANY (Registrant)
/s/ Peter Oleksiak
Peter Oleksiak
Controller

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/ Peter Oleksiak
Peter Oleksiak
Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide Presentation of DTE Energy Company dated February 16, 2006.

99.2	Supplemental Financial Information Relating to the Earnings Release of DTE Energy Company dated February 15, 2006.